MERRILL LYNCH U.S. TREASURY MONEY FUND

                        Supplement dated May 13, 2005 to the
                           Prospectus dated March 24, 2005


The Prospectus of Merrill Lynch U.S. Treasury Money Fund (the "Fund") is hereby revised as follows: the text inside the box titled "Custodian" in the flow chart on the inside back cover page is deleted and replaced with the following information:

                                 The Bank of New York
                                    100 Church Street
                             New York, New York 10286

                  Holds the Fund's assets for safekeeping


This information supplements and supersedes any contrary information contained in the Prospectus.


















Code # 11624-0305SUP